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                                                                  Exhibit 10.164

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                                               LOAN CONTRACT - SECURITY AGREEMENT
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
GOODS PREVIOUSLY    CONSTRUCTION     DEALER ACCOUNT  DEALER PHONE NO.  APPLICATION DATE  DATE ACCEPTED BY JOHN DEERE  CONTRACT NO
SETTLED FOR?        ------------     NUMBER                                              CONSTRUCTION & FORESTRY
                                                                                         COMPANY
YES [X]  NO [ ]   NEW [X]  USED [ ]  17-0908         801-262-7441      07DEC01           OFFICE USE ONLY              17-880171959
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Seller's Name and Address
SCOTT MACHINERY COMPANY   4055 SOUTH 500 WEST   SALT LAKE CITY, UT 84123
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Borrower's (Debtor's) Name (Last Name First)                     Borrower's (Debtor's) Name (Last Name First )
and Mailing Address (Including County and Zip)                   and Mailing Address (Including County and Zip)
MEADOW VALLEY CONTRACTORS INC
2250 WEST CENTER STREET
SPRINGVILLE, UT 84663
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Borrower's (Debtor's)    Borrower (Debtor) Resides    Borrower (Debtor) Agrees to Keep    Place of Filing (Town & State)
Phone No.                in (County/State)            Goods in
801-491-7433             UTAH             UT          State UTAH, NV, CO, AZ              UT-SOS
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Borrower's Social Security Number                      Type of Business                       Name and Title of Signing Officer (If
(First Signer) or Tax Id Number      -----------------------------------------------------    Corporation or LLC)
880171959                            Proprietor [ ] Partner [ ] Corporation [X] L.L.C. [ ]    BRADLEY E. LARSON      PRESIDENT
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APPLICATION AND PROMISSORY NOTE: I hereby apply to John Deere Construction & Forestry Company (together with is assigns, the
"Lender") for a Loan in the amount of the Principal Balance shown below. The amount of the unpaid balance on line 3 is to be used to finance the Balance Due on the purchase order executed in connection with the purchase from the Seller of the equipment described below (the "Goods"). If this Loan Contract is accepted by Lender, I promise to pay to the order of Lender, the Principal
Balance, shown on line 7 below, and finance charges thereon computed on the daily unpaid balance of the Principal Balance and to pay the installments shown below, with such adjustments in the amount or number of installments as may be necessary to reflect actual finance charges earned. If more than one person signs this Agreement as "Borrower"), we will be jointly and severally liable for all amounts due under this Agreement. Except for the Notice to Borrower section, In this Agreement, the words "I", "me" and "my" mean the persons, whether one or more, who sign it as the "Borrower".
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Quantity   New/Used   Manufacturer   Model          Goods (Equipment)          Product Identification No.   Delivered Cash Price
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1             N        JOHN DEERE    772-CH   Motor Grader w/Cab, Ripper,      DW772CH578032                         $209,888.00
                                              Front Scrafler, Michelin Tires
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                                                                                                                           $0.00
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                                                                                                                           $0.00
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                                                                                                                           $0.00
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Quantity     Manufacturer     Model     Description of Trade-In (From Purchase Order)     Product Identification No.     Amount
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                                                                                                                           $0.00
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                                                                                                                           $0.00
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                                                                                                                           $0.00
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CASH DOWN PAYMENT: $16,875.00                                                                 TOTAL TRADE-IN               $0.00
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          MONTHLY INSTALLMENTS
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Number of       Amount of      First Payment
Payments      Each Payment        Due Date                                      ITEMIZATION OF AMOUNT FINANCED
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   36           $6,105.30         1/20/02
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    0               $0.00                      Sales Tax Paid to Government Agencies                                    $11,778.42
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    0               $0.00                      Cash Price (Including Tax)                                      1       $221,666.42
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    0               $0.00                      Total Down Payment, Sum of Trade-In and Cash Down Payment       2        $16,875.00
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    0               $0.00                      Unpaid Balance of Cash Price (Paid to Seller)                   3       $204,791.42
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    0               $0.00                      Official Fees (Paid to Public Officials)                        4            $50.00
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    0               $0.00                      Administrative Fees                                             5           $400.00
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                                               Insurance - Credit Life and/or Physical Damage                  6             $0.00
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Payments are due each successive month on      Principal Balance (Lines 3, 4, 5 and 6)
the same day of the month as the first         The amount of credit provided to Borrower(s)                    7       $205,241.42
payment except as follows:
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                                               Finance Charge (Based on Line 7)
                                               The dollar amount the credit will cost Borrower(s)              8        $14,549.38
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                                               Total (Lines 7 and 8). (Principal Balance plus Finance Charge)  9       $219,790.80
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                                               Annual Interest Rate:
DATE FINANCE CHARGE BEGINS: 12/20/01           The cost of the Borrower(s) credit as a yearly rate                           4.50%
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SECURITY AGREEMENT: To secure the indebtedness evidenced by this contract or any other indebtedness owed to you or youaffiliates,
I grant Secured Party a security Interest in the Goods described above (which term includes items, if any, listed as "security" or additional security") and all parts and accessories now or hereafter incorporated in or on such Goods by way ofaddition, accession or replacement. Buyer represents that all trade-in property, if any, is free and clear of all security agreements, liens and encumbrances. I also grant you a Security interest in all proceeds, including insurance proceeds and refund of insurance premiums financed hereunder. I acknowledge that all security granted on any other Contract between you and me shall also secure the obligations described in this Contract. You can inspect the Goods at any time. I REPRESENT THAT THE GOODS ARE BEING PURCHASED FOR
A BUSINESS OR COMMERCIAL PURPOSE.

EARLY PAYMENT: I may prepay my obligation in full at any time prior to the original or any extended maturity and will be charged only for earned Finance Charges.

DELINQUENCY CHARGE; NSF FEES: For each installment not paid when due, I promise to pay Lender a delinquency charge calculated at the rate of 1.5% per month for the period of the delinquency or, at Lender's option, 5% of such installment provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate allowed by applicable law. I agree to repay immediately to Lender in the enforcement or administration of its rights under this Agreement, including, without limitation, any amount paid by Lender to a depository institution because a check, draft or order made or drawn by or for the benefit of me is returned unpaid for any reason. If any payment is made by a check which is dishonored, I agree to pay Lender a fee of $20 or such lesser amount specified by applicable law.

STATE LAW APPLYING: THE CONSTRUCTION AND VALIDITY OF THIS AGREEMENT SHALL BE CONTROLLED BY THE LAW OF IOWA, AND THE VALIDITY OF
THE SECURITY INTEREST SHALL BE CONTROLLED BY THE LAW OF THE STATE WHERE THE GOODS ARE TO BE KEPT AND USED.

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                ADDITIONAL PROVISIONS CONCERNING RIGHTS OF THE PARTIES ON REVERSE SIDE ARE A PART OF THIS CONTRACT
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INSURANCE DISCLOSURES. I may obtain Physical Damage Insurance from anyone I want    NO                I want Physical Damage
that is acceptable to Lender. If I get this insurance through Lender, I will pay    MOS    PREMIUM    Insurance (sign in this box)
the Premium shown at right. No insurance will be provided unless I sign at the      0      $0.00
right, the premium is shown and Lender accepts the contract.
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Credit Life Insurance is not required to obtain credit and will not be provided     NO                I want Credit Life Insurance
unless I sign at the right, the premium is shown and Lender accepts this            MOS    PREMIUM    (sign in this box)
contract.                                                                           0      $0.00                           Age
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NOTICE TO BORROWERS: 1. Do not sign this contract before you read it or if it contains blank spaces. 2. You are entitled to an exact and completely filled in copy of this contract when you sign it. Keep it to protect your rights. 3. Under the law, you may have the right to redeem the property if repossessed for a default within the time provided by law.

CAUTION: IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN IT.
I acknowledge receipt of a true copy hereof.
MEADOW VALLEY CONTRACTORS INC.                                                  DO NOT WRITE IN SHADED AREA - FOR DEERE CREDIT
                                                                                                SERVICES, INC.
/s/ BRADLEY E. LARSON                                      PRES      12/11/01                      USE ONLY
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Borrower's (Debtor's) Signature   BRADLEY E. LARSON        Title       Date     Accepted by: JOHN DEERE CONSTRUCITON & FORESTRY
                                                                                        COMPANY (Lender/Secured Party)

-----------------------------------------------------------------    --------   At: 6400 NW 86th Street PO Box 6600,
Borrower's (Debtor's) Signature                            Title       Date         Johnston, Iowa 50131-6600
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-----------------------------------------------------------------    --------   By:
Borrower's (Debtor's) Signature                            Title       Date         -------------------------------------------
                                                                                       (Authorized Signature)           Date
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             ADDITIONAL PROVISIONS CONCERNING RIGHTS OF THE PARTIES

APPLICATION OF PAYMENTS AND PROCEEDS: Any money that you get from me as well as any insurance proceeds, proceeds from the disposition of the Goods following repossession and returned insurance premiums may be applied, at your choice to what I owe under this Agreement or to any other debt I owe Secured Party, in spite of any instructions I may send Secured Party. Also, they may be applied to finance charges before the unpaid balance of the amount Financed and to late charges, charges for dishonored checks and past due interest before installments. If any proceeds from the sale of the Goods or insurance are applied to the debt, I remain liable to make each periodic payment described in this contract until it is paid in full. Secured Party can accept payments marked "paid in full" or with any other restrictive endorsements, without losing any of Secured Party's rights under this Agreement.

DEFAULT: This contract shall be in default (a) if I fail to pay any installment when due; (b) if I attempt to sell or encumber any interest in the Goods; (c) if I institute or have instituted against me proceedings under any bankruptcy or insolvency law; (d) if I make an assignment for the benefit of creditors; (e) if I fail to pay taxes levied on the Goods; (f) if any attachment, execution, writ, or other process is levied against any of my property; (g) if I fail at any time to keep the Goods properly insured as described below; (h) if I remove the Goods, without prior written notice to Lender, from the location in which I have agreed to keep them; (i) if I fail to maintain the Goods in good condition and repair or permit its value to be impaired; (j) if I permit the Goods to be used in violation of any law, regulation or policy of insurance; (k) if any representation, warranty or statement is made to Lender in connection with this agreement which is false in any material respect when made; (l) if any legal entity such as a partnership, limited liability company or corporation) that has agreed to pay this agreement ceases to do business, dissolves, liquidates its assets or terminates or fails to maintain its legal existence; (m) if I fail to comply with any other provision of this contract; or (n) if for any reason Lender deems the debt or security unsafe. In any such event Lender may take possession of any Goods in which Lender has a Security Interest and exercise any other remedies provided by law. In such event I agree, upon demand, to assemble the Goods at a location within UT, NV, CO, AZ, designated by Lender, and Lender may immediately and without notice declare the entire balance of this contract due and payable. In addition, to the extent permitted by law, Lender may collect all reasonable expenses, including allocated internal costs and attorney's fees, incurred in realizing on the security interest granted hereunder, or otherwise enforcing the terms of this contract. If I reside in Texas, I agree that any remaining amounts due under this contract after any default by me shall be payable to Lender or its order at Dallas County, Texas.

If Secured Party takes possession of the Goods after I default, it shall be commercially reasonable for Secured Party to sell the Goods at a private sale
(i) at wholesale to a dealer in used goods of like kind, (ii) at retail to a purchaser directly or through a dealer in such used goods; or (iii) to John Deere Construction Dealers through any on-line or in person auction. I acknowledge that you may, instead of selling the security, lease or rent the security and such action shall be commercially reasonable so long as you apply the proceeds of such lease or rental to the indebtedness either as such payments are received, or based upon a present value of the scheduled payment. The enumeration of the methods described in this paragraph area without limitation to Secured Party's right to dispose of the Goods by any other manner or method, whether by sale, lease or otherwise, in a commercially reasonable fashion. You also have the right to take possession of the Goods or to render Goods unusable. You may also cancel any insurance on the Goods, and to the extent allowed by law, apply any premium refunds to any debt I owe you. Waiver of any breach or Default shall not constitute a waiver of any other or subsequent default.

RISK OF LOSS AND OTHER AGREEMENTS. I hold the Goods at my risk and expense with no abatement in any obligation on account of loss or damage. I will settle all claims of any kind against the seller of the Goods directly with the seller and I will not use any such claim as a defense, setoff or counterclaim against any effort by Lender to enforce this Contract. I agree that a financing statement which describes either the security contained in this Contract or a financing statement which references all equipment currently or in the future financed by Secured Party or its assigns, may be filed in the appropriate government office without my signature. I agree that I will notify you whenever I change my state of location, as such term is used in Section 9-307 of the Uniform Code, as amended. Each person who signs this Agreement agrees that any carbon signature, facsimile signature or electronic signature shall constitute an original signature within the meaning of applicable law, for all purposes, including the filing of financing statements. Lender may correct patent or clerical errors in the Agreement, or any purchase order or financing statement executed in connection with the transactions contemplated in this Agreement. Any provision of this Agreement prohibited by law shall be ineffective and deemed deleted to the extent of such prohibition and shall not invalidate any other provision hereof.

INSURANCE: I agree that (except to the extent of this contract is for service work) I will at all times keep the Goods insured against all risk of loss, damage or destruction, for their full insurable value, with Lender listed as loss payee. I may choose the person through whom I obtain the insurance but the insurance must be acceptable to Lender. Such insurance will provide that it may not be canceled by me without Lender's consent and may not be canceled by the insurance company without at least ten (10) days written notice to Lender. I will provide Lender with evidence of the paid-up insurance on the Goods within fifteen (15) days of the date of this contract and at least thirty (30) days before the renewal date. If I fail to provide evidence of the insurance within the time periods specified in the preceding sentence, then I will reimburse Lender for the cost of any insurance Lender purchased until the date such evidence is provided by me. If I fail to keep the goods properly insured, Lender may, but is under no obligation to, buy insurance to protect the Goods and add the cost to my debt to Lender, and I promise to pay additional cost upon Lender's demand. To the fullest extent permitted by law, I will pay Lender a reasonable administrative fee for obtaining and canceling such insurance.

I may meet this insurance requirement by having Lender purchase such insurance. Inclusion of any amount of Physical Damage Insurance in the Insurance Disclosure box on the front of this contract will be election to do this, but such insurance will only be purchased if Lender accepts this Agreement. Such insurance will cover only the fair market value of the Goods at the time of the loss. If the term of such insurance is less than the term of this Agreement, I will, upon termination of such insurance, purchase insurance to fulfill by obligation to insure hereunder.